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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2002


                                   ALCOA INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)



        Pennsylvania                                   1-3610                                   25-0317820
        ------------                                   ------                                   ----------
(State or Other Jurisdiction                         (Commission                             (I.R.S. Employer
     of Incorporation)                              File Number)                          Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania                                                  15212-5858
---------------------------------------------                                                  ----------
  (Address of Principal Executive Offices)                                                     (Zip Code)



                                     Office of Investor Relations      212-836-2674
                                     Office of the Secretary           412-553-4707
                                     ----------------------------------------------
                                   (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS.

           Alcoa Inc. announced today that it has completed its previously announced agreement to acquire Chicago-based Ivex Packaging Corporation. A copy of the press release is filed herewith as Exhibit 99 and is hereby incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits

           99   Press Release dated July 1, 2002.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALCOA INC.

                                            By:  /s/ Lawrence R. Purtell
                                                 -------------------------------
                                                 Lawrence R. Purtell
                                                 Executive Vice President and
                                                 General Counsel

Dated:  July 1, 2002


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                                INDEX TO EXHIBITS

Exhibit No.                                   Description
-----------                                   -----------
99                               Press Release dated July 1, 2002.



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